SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2005

Duska Therapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-33023	86-0982792
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bala Plaza, Suite 300, Bala Cynwyd, Pennsylvania	19004
(Address of principal executive offices)	(zip code)

(610) 660-6690

Registrant’s Telephone Number

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On February 26, 2005, the Board of Directors of Duska Therapeutics, Inc. (the “Company”) agreed to a compensation arrangement with Marie Sciocchetti, the Company’s Vice President of Operations. Under the new arrangement, Marie Sciocchetti will receive an annual salary of $100,000 for the fiscal year ending December 31, 2005. The agreement is terminable by either party at any time. Unless terminated by either party, the agreement will automatically be extended on December 31, 2005 for an additional year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUSKA THERAPEUTICS, INC. (Registrant)

By:	/s/ Amir Pelleg
Amir Pelleg, Ph.D. President

March 3, 2005